UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 25, 2019

Centric Brands Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000‑18926	11‑2928178
(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, 6th Floor, New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

(646) 582‑6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐   Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐   Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On April 25, 2019, Centric Brands Inc., a Delaware corporation (the “Company”), entered an amendment to its trade receivables securitization facility (the “Receivables Facility”) pursuant to (i) an amendment to (the “PSA Amendment”) the Purchase and Sale Agreement (“PSA”), dated October 29, 2018, among certain subsidiaries of the Company, as “Originators,” and Spring Funding, LLC (“Spring”), a wholly owned, bankruptcy-remote special purpose subsidiary of the Company, as Buyer and (ii) an amendment to (the “RPA Amendment”) the Receivables Purchase Agreement (the “RPA”), dated October 29, 2018, among Spring, as Seller, the Company, as initial Servicer, certain purchasers party thereto (the “Purchasers”), PNC Bank, National Association, as Administrative Agent, and PNC Capital Markets LLC, as Structuring Agent.

Under the terms of the PSA Amendment, the Originators sell or contribute certain of their trade accounts receivable, related collections and security interests (the “Receivables”) to Spring on a revolving basis. Under the terms of the RPA Amendment, Spring sells to the Purchasers an undivided ownership interest in the Receivables for up to $600 million in cash proceeds, an increase of $150 million.

The foregoing descriptions are only a summary of the material provisions of the PSA Amendment and the RPA Amendment, respectively, and are qualified in their entirety by reference to copies of the PSA Amendment and the RPA Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8‑K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
10.1

Second Amendment dated April 25, 2019, to Purchase and Sale Agreement, dated as of October 29, 2018, among certain subsidiaries of Differential Brands Group Inc., as Originators, and Spring Funding, LLC, a wholly owned, bankruptcy-remote special purpose subsidiary of Differential Brands Group Inc., as Buyer.*

10.2

Second Amendment dated April 25, 2019, to the Receivables Purchase Agreement, dated as of October 29, 2018, by and among Spring Funding, LLC, as seller, the purchasers from time to time party thereto, PNC Bank, National Association, as Administrative Agent, Differential Brands Group Inc., as initial Servicer, and PNC Capital Markets LLC, as Structuring Agent.*

*            The registrant has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

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CENTRIC BRANDS INC.

Date: April 30, 2019	By:	/s/ Anurup Pruthi
		Name:	Anurup Pruthi
		Title:	Chief Financial Officer